Financial Instruments - Summary of Balanced View of Liquidity and Financial Indebtedness (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2019 INR (₨)	Mar. 31, 2019 USD ($)	Mar. 31, 2018 INR (₨)	Mar. 31, 2017 INR (₨)
Disclosure of maturity analysis for financial assets held for managing liquidity risk [abstract]
Cash and cash equivalent	₨ 158,529	$ 2,292	₨ 44,925	₨ 52,710
Investment	220,716		249,094
Loans and borrowings	(99,467)		(138,259)
Net cash position	₨ 279,778		₨ 155,760